ANNEX A
                                                                         -------



                        FORM OF BLOCKED ACCOUNT AGREEMENT




                                                                  March   , 1998

[Name of Bank]
[Address]

                          Re: Blocked Account Agreement

Ladies and Gentlemen:

         1.       We hereby notify you that we have granted a security  interest
                  in our demand deposit account number           maintained with
                  you  (the  "Bank  Account")  to  Canadian   Imperial  Bank  of
                  Commerce, as Agent, 425 Lexington Avenue, New York, New York 10021 (the "Agent").

         2. We hereby irrevocably instruct you, and by your acceptance of this Blocked Account Agreement you hereby agree, to make all transfers of funds to be made by you after the delivery of this Blocked Account Agreement out of or in connection with the Bank Account in accordance with the instructions of the Agent, subject to paragraph . If the Agent shall at any time instruct you to make transfers of funds from the Bank
                  Account directly to the Agent, such transfers shall be made to such account as the Agent shall specify maintained at Canadian Imperial Bank of Commerce, New York, New York
                  10021, or otherwise in accordance with the instructions of the Agent.

         3. We also hereby notify you and agree that the Agent shall be irrevocably entitled (until the Agent shall notify you to the contrary) to exercise any and all rights (without notice to us or further consent by us) in respect of or in connection with the Bank Account including, without limitation, the right to specify when transfers of funds are to be made out of or in connection with the Bank Account and the withdrawal of funds therefrom.

         4. We also hereby notify you, and by your acceptance of this Blocked Account Agreement you hereby agree, that all fees, expenses and other charges arising out of or in connection with the Bank Account shall remain our obligation and shall not be an obligation of the Agent; provided that the Agent shall be notified by you of any default in our payment of any such obligation and the Agent shall be entitled (but shall have no obligation) to cure any such default within a reasonable period of time after its receipt of such notice.

         5. We also hereby notify you that in the event that any provision of any instrument, certificate or other document delivered by or on behalf of us in connection with the Account shall be inconsistent with any provision of this notice, the provisions of this notice shall govern.

         6. Subject to paragraph 7, you hereby waive any right that you may now or hereafter have to security interests, bank's or other possessory liens, rights to offset or other claims against the funds in the Bank Account. You agree to hold the funds in the Bank Account as the bailee and custodian for the benefit of the Agent, to indicate on your records the assignment of the funds in the Bank Account in favor of the Agent and to provide the Agent, at the request of the Agent, with information concerning the amounts on deposit in the Bank Account. Subject to paragraph 8, you agree not to pay to us all or any part of the funds in the Bank Account or any income, distributions, profits or proceeds of the funds in the Bank Account without the prior written consent of the Agent.

         7. Notwithstanding anything contained herein to the contrary, we agree and the Agent agrees that you shall be entitled to be reimbursed from funds in the Bank Account for your fees related to your services in connection with the Bank Account and for amounts in respect of returned and otherwise uncollected items previously credited to the Bank Account.

         8. By its acknowledgment and acceptance of this Agreement, the Agent hereby instructs you, until such instruction is rescinded by the Agent or superseded by a different instruction from the Agent (which instruction shall be rescinded by the Agent only so long as an Event of Default under the Credit Agreement to which we are a party has occurred and is continuing), to permit us to withdraw funds standing to the credit of the Bank Account.

         Please acknowledge your agreement to the foregoing by signing in the space provided below on two copies hereof sent herewith, and returning a one such signed copy to the undersigned and another such signed copy to the Agent

                                                     Very truly yours,

                                                   [NAME OF CREDIT PARTY]

                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:



                                                   AGREED TO AND ACCEPTED:

                                                     [NAME OF  BANK]


                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                   CANADIAN IMPERIAL BANK OF
                                                     COMMERCE, as Agent


                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:
                                     - 3 -